                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of AmeriServ Financial, Inc. (the "Company") on Form 10-K/A for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allan R. Dennison, President & CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1). The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ ALLAN R. DENNISON
                                        ----------------------------------------
                                        Allan R. Dennison
                                        President & CEO
                                        September 7, 2005